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                                                                   EXHIBIT 10.18

                          SECURITIES PURCHASE AGREEMENT

         THIS SECURITIES PURCHASE AGREEMENT is made and entered into as of July 20, 2001, by and between USV Partners, L.L.C., a Delaware limited liability company ("Buyer"), and each party listed as a Seller on Schedule 1 hereto (each a "Seller" and together "Sellers").

                                    RECITALS

         Sellers own the shares of the issued and outstanding Series F Preferred Stock (the "Shares") of U.S. Technologies, Inc., a Delaware corporation (the "Company"), as indicated on Schedule 1 hereto (together, the "Securities"). Buyer desires to purchase from Sellers, and Sellers desire to sell to Buyer the Securities.

                                   AGREEMENTS

         In consideration of the premises and of the agreements set forth herein, and intending to be legally bound, the parties agree as follows:

SECTION 1. PURCHASE AND SALE

         1.1 Purchase and Sale of Securities. In consideration of the Purchase Price described below in Section 1.2, each Seller hereby agrees to sell, assign, convey and deliver all of the Securities owned by such Seller (together with and subject to any and all agreements associated therewith, including under or entered into as of the closing of the Agreement and Plan of Merger Among U.S. Technologies Inc., U.S. Technologies Acquisition Co. and Yazam.com, Inc., as amended March 22, 2001 (the "Merger Agreement"), to Buyer, free and clear of any claim, security interest, mortgage, pledge, lien or other encumbrance of any nature whatsoever (except the aforementioned agreements), and Buyer hereby agrees to purchase the Securities from the Sellers.

         1.2 Purchase Price. The purchase price (the "Purchase Price") payable to a Seller for all of its Securities shall be $150.00 multiplied by the number of Shares it owns, as set forth on Schedule 1.

         1.3 Closing. Closing for the purchase and sale of the Securities shall occur at 1:00 p.m. Eastern time on August 3, 2001, at the offices of Fleischman and Walsh, LLP, counsel for Buyer, or such other time or place as agreed to by the parties ("the Closing").

SECTION 2. DELIVERIES BY SELLERS AND BUYER

         2.1 Deliveries by Seller. At Closing, each Seller shall deliver to Buyer (a) stock certificate(s) representing its Shares duly endorsed by such Seller (or accompanied by stock powers).

         2.2 Deliveries by Buyer. At the Closing, Buyer shall deliver to each Seller the Purchase Price for such Seller's Securities by wire transfer of immediately available funds to a bank account indicated by such Seller by 1:00 p.m. on the business day before Closing.


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SECTION 3. REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer hereby represents and warrants to each Seller as follows:

         3.1 Incorporation and Authority of Buyer. Buyer is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and has all necessary power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. Execution of this Agreement has been authorized by all necessary limited liability company action in accordance with the organizational documents of the Buyer and applicable law.

         3.2 Enforceability of Agreement. This Agreement has been duly executed and delivered by Buyer and such execution and delivery, and the performance by Buyer of this Agreement and all transactions contemplated hereby, have been duly and validly authorized by any necessary action on the part of Buyer. This Agreement constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms.

         3.3 No Conflict. The execution, delivery and performance of this Agreement by Buyer do not:

                  (a) violate or conflict with any term or provision of the organizational documents of Buyer;

                  (b) conflict with or violate any law, rule, regulation, order, writ, judgment, injunction, decree, or other judicial or regulatory determination or award applicable to Buyer;

                  (c) result in any breach of, or constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any lien, security interest, charge or other encumbrance on any of the assets or properties of Buyer pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit or other instrument relating to such assets or properties to which Buyer is a party or by which any of such assets or properties is bound or affected; or

                  (d) require Buyer to make or obtain any consent, order, approval, authorization or other action by, or filing with or notification to, any federal, state or local governmental or regulatory authority or any other person or entity.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF SELLER

         Each Seller, severally, hereby represents and warrants to Buyer as follows:

                  4.1 Organization and Authority. Seller is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all necessary power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby.

                  4.2 Enforceability of Agreement. This Agreement has been duly executed and delivered by Seller and such execution and delivery, and the performance by Seller of this Agreement and all


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transactions contemplated hereby, have been duly and validly authorized by any necessary action on the part of Seller. This Agreement constitutes the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.

         4.3 The Securities. Seller owns, legally and beneficially, and has good title to all of the Securities, free and clear of any claim, security interest, mortgage, pledge, lien or other encumbrance of any nature whatsoever other than as described in Section 1.1.

         4.4 No conflict. The execution, delivery and performance of this Agreement by Seller do not:

                  (a) violate or conflict with any term or provision of the articles of incorporation or bylaws of Seller;

                  (b) conflict with or violate any law, rule, regulation, order, writ, judgment, injunction, decree, or other judicial or regulatory determination or award applicable to Seller;

                  (c) require Seller to make or obtain any consent, order, approval, authorization or other action by, or filing with or notification to, any federal, state or local governmental or regulatory authority or any other person or entity; or

                  (d) result in any breach of, or constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any lien, security interest, charge or other encumbrance on any of the assets or properties of Seller pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit or other instrument relating to such assets or properties to which Seller is a party or by which any of such assets or properties is bound or affected.

SECTION 5. GENERAL PROVISIONS

         5.1 Further Action. Each of the parties hereto shall execute and deliver such documents and other papers and take such further actions as may be reasonably required, or as may be reasonably requested by any other party, to carry out the provisions hereof and give effect to the transactions contemplated hereby.

         5.2 Headings. The headings used in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of any term or provision of this Agreement.

         5.3 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party.

         5.4      Entire Agreement.

                  (a) This Agreement represents the entire understanding of the parties with reference to the matters set forth herein. This Agreement supersedes all prior negotiations, discussions, correspondence, communications and prior agreements among the parties relating to the subject matter herein.


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                  (b)      The parties acknowledge that Section 6.13 of the
                           Merger Agreement shall remain in effect as set forth therein.

         5.5 Amendment and Waiver. This Agreement may not be amended or modified except by an instrument in writing signed by the parties hereto affected thereby. This Agreement may not be waived except by an instrument in writing signed by the party granting such waiver.

         5.6 Assignment. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Notwithstanding the preceding sentence, neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any party without the prior written consent of the other party.

         5.7 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to its laws pertaining to conflicts of law.

         5.8 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement.


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         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this Stock Purchase Agreement as of the date first above written.

USV PARTNERS, L.L.C., as Buyer

By: USV Management, L.L.C.

    By: /s/ Gregory Earls
        ---------------------------------
        Gregory Earls, Managing Member


TPG PARTNERS III, L.P., as a Seller        T3 DUTCH PARALLEL, C.V., as a Seller

By:  /s/ Richard A. Ekleberry              By:  /s/ Richard A. Ekleberry
   --------------------------------------      ---------------------------------
Name: Richard A. Ekleberry                 Name: Richard A. Ekleberry
Title: Vice President                      Title: Vice President

TPG PARALLEL III, L.P., as a Seller        T3 PARTNERS, L.P., as a Seller

By:  /s/ Richard A. Ekleberry              By:  /s/ Richard A. Ekleberry
   --------------------------------------     ----------------------------------
Name: Richard A. Ekleberry                 Name: Richard A. Ekleberry
Title: Vice President                      Title: Vice President

TPG DUTCH PARALLEL III, C.V., as a Seller  T3 PARALLEL, L.P., as a Seller

By:  /s/ Richard A. Ekleberry              By:  /s/ Richard A. Ekleberry
   --------------------------------------      ---------------------------------
Name: Richard A. Ekleberry                 Name: Richard A. Ekleberry
Title: Vice President                      Title: Vice President


TPG INVESTOR III, L.P., as a Seller        FOF PARTNERS III, L.P., as a Seller

By:  /s/ Richard A. Ekleberry              By:  /s/ Richard A. Ekleberry
   --------------------------------------      ---------------------------------
Name: Richard A. Ekleberry                 Name: Richard A. Ekleberry
Title: Vice President                      Title: Vice President

T3 INVESTORS, L.P., as a Seller            FOF PARTNERS III-B, L.P., as a Seller

By:  /s/ Richard A. Ekleberry              By:  /s/ Richard A. Ekleberry
   --------------------------------------      ---------------------------------
Name: Richard A. Ekleberry                 Name: Richard A. Ekleberry
Title: Vice President                      Title: Vice President


                                                                   Exhibit 10.18
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                                   SCHEDULE 1

       Name of Seller                 Series F Shares           PURCHASE PRICE
       --------------                 ---------------           --------------
TPG Partners III, L.P.                    5,608.18               $  841,227.00
TPG Parallel III, L.P.                      728.61               $  109,291.50
TPG Dutch Parallel III, C.V                 146.66               $   21,999.00
TPG Investor III, L.P.                      338.14               $   50,721.00
T3 Partners, L.P.                         2,599.83               $  389,974.50
T3 Parallel, L.P.                           196.38               $   29,457.00
T3 Dutch Parallel, C.V                      151.07               $   22,660.50
T3 Investors, L.P.                          145.58               $   21,837.00
FOF Partners III, L.P.                        8.84               $    1,326.00
FOF Partners III-B, L.P.                    196.48               $   29,472.00
                                                                 -------------
                                                                 $1,517,965.50
                                                                 =============

                                                                   Exhibit 10.18
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